FINANCIAL INCOME (EXPENSE), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Other Income and Expenses [Abstract]
Bank charges and other	$ (359)	$ (269)	$ (250)
Exchange rate income (loss), net	1,567	1,564	(509)
Interest income and Gain from investment in privately held companies	55,002	17,117	5,559
Amortization of debt discount and issuance costs	(2,996)	(2,980)	(17,792)
Financial income (expense), net	$ 53,214	$ 15,432	$ (12,992)